UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-2907

WADDELL & REED ADVISORS HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code:		913-236-2000
Date of fiscal year end:	September 30, 2003
Date of reporting period:	September 30, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

Waddell & Reed Advisors Funds

High Income Fund

Annual Report
September 30, 2003

CONTENTS

3	Manager's Discussion
6	Performance Summary
8	Portfolio Highlights
9	Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
35	Independent Auditors' Report
36	Income Tax Information
38	Directors & Officers
45	Annual Privacy Notice
46	Householding Notice
This report is submitted for the general information of the shareholders of Waddell & Reed Advisors High Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors High Income Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION

September 30, 2003

An interview with Louise D. Rieke, CFA, CPA, portfolio manager of Waddell & Reed Advisors High Income Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors High Income Fund, Inc. for the fiscal year ended September 30, 2003. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?

The Fund's Class A shares increased 9.42 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 16.10 percent during the fiscal year. This compares with the Citigroup High Yield Market Index (reflecting the performance of securities that generally represent the high-yield bond market), which increased 33.27 percent for the year, and the Lipper High Current Yield Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 24.63 percent for the year. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?

We believe that the Fund underperformed due to the fact that our investment strategy is based primarily on fundamentals (i.e. credit quality) and not technical factors (short-term trends that are used to predict future stock price movements). During the past fiscal year, technical factors played a large role as sectors that became distressed over the past few years saw significant rebounds. Underweighting those industries that outperformed due to technical factors hurt Fund performance. However, overweighting certain other sectors - health care, gaming and retail - had a positive impact on performance.

What other market conditions or events influenced the Fund's performance during the fiscal year?

As mentioned above, a number of troubled sectors rebounded last year. For example, the energy sector (including merchant energy and independent power producers) became very distressed after the Enron debacle and after the capital markets closed for them. However, in 2003 the capital markets reopened to almost everyone, including these companies. The refinancing risk was eliminated, and the sector has traded up significantly in 2003. The Fund had an underweight in the sector, and based on our perception of industry fundamentals, saw no reason to increase our positions in these distressed names. A similar phenomenon occurred in the wireless telecom sector.

What strategies and techniques did you employ that specifically affected the Fund's performance?

During the past year the lower quality sectors of the high yield market were the outperformers. In an effort to improve Fund performance and increase yield, we reduced its cash position and holdings of BBB and BB paper and redeployed funds into the B and CCC sectors. The rationale was to buy what we felt were quality companies at distressed levels as well as companies that we believed were in the middle of turning around their finances.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

During the fiscal year, the Fund had overweights in the broadcast (both radio and TV), health care, gaming and lodging, and environmental services (waste hauling) sectors. Going forward, we are looking at the industrial, retail, and broadcast sectors, and we intend to become more cautious in the health care sector.
Sincerely,

Louise D. Rieke, CFA, CPA
Manager
Waddell & Reed Advisors
High Income Fund, Inc.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on the market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Waddell & Reed Advisors High Income Fund, Inc., Class A Shares(1)	$16,847
Citigroup High Yield Market Index	$19,273
Lipper High Current Yield Funds Universe Average	$16,987

	Waddell & Reed		Lipper
	Advisors		High
	High	Citigroup	Current
	Income	High	Yield
	Fund, Inc.,	Yield	Funds
	Class	Market	Universe
	A Shares	Index	Average
	---------	----------	----------
3-31-94 Purchase	9,425	10,000	10,000
3-31-95	9,747	10,682	10,233
3-31-96	11,128	12,266	11,775
3-31-97	12,346	13,627	13,096
3-31-98	14,573	15,828	15,369
3-31-99	14,821	15,994	15,221
3-31-00	14,724	15,612	15,327
9-30-00	14,605	15,921	15,298
9-30-01	14,239	14,962	13,912
9-30-02	14,511	14,461	13,630
9-30-03	16,847	19,273	16,987

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

	Class A	Class B	Class C	Class Y

1-year period ended 9-30-03	9.42%	11.10%	15.13%	16.65%
5-year period ended 9-30-03	2.49%	-	-	4.02%
10-year period ended 9-30-03	5.59%	-	-	-
Since inception of Class(3) through 9-30-03	-	2.13%	2.72%	5.89%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

(3)10-4-99 for Class B and Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF HIGH INCOME FUND

GOALS

HIGH INCOME FUND

To seek, as a primary goal, a high level of current income. As a secondary goal, to seek capital growth when consistent with its primary goal.

Strategy

Invests primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of United States and foreign issuers. The Fund invests primarily in lower quality, non-investment grade bonds, commonly called junk bonds. The Fund may invest up to 20% of its total assets in common stocks in order to seek capital growth.

Founded

1979

Scheduled Dividend Frequency

Monthly

Performance Summary - Class A Shares

Per Share Data

For the Fiscal Year Ended September 30, 2003

Dividends paid	$0.51
=====
Net asset value on
9-30-03	$7.39
9-30-02	6.84
-----
Change per share	$0.55
=====

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF HIGH INCOME FUND

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)

	Class A		Class B

	With Sales Load(B)	Without Sales Load(C)	With CDSC(D)	Without CDSC(E)
Period

1-year period ended 9-30-03	9.42%	16.10%	11.10%	15.10%
5-year period ended 9-30-03	2.49%	3.72%	-	-
10-year period ended 9-30-03	5.59%	6.21%	-	-
Since inception of Class (F)	-	-	2.13%	2.72%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)

Period	Class C(B)	Class Y(C)

1-year period ended 9-30-03	15.13%	16.65%
5-year period ended 9-30-03	-	4.02%
10-year period ended 9-30-03	-	-
Since inception of Class (D)	2.72%	5.89%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-4-99 for Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).
 Investing in high income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

SHAREHOLDER SUMMARY OF HIGH INCOME FUND

Portfolio Highlights

On September 30, 2003, Waddell & Reed Advisors High Income Fund, Inc. had net assets totaling $889,639,797 invested in a diversified portfolio of:

91.26%	Corporate Debt Securities
6.72%	Cash and Cash Equivalents
2.02%	Common and Preferred Stocks, Right and Warrants

As a shareholder of Waddell & Reed Advisors High Income Fund, Inc., for every $100 you had invested on September 30, 2003, your Fund owned:

Consumer Services Bonds	$18.58
Business Equipment and Services Bonds	$10.59
Consumer Nondurables Bonds	$9.00
Utilities Bonds	$8.64
Capital Goods Bonds	$7.53
Miscellaneous Bonds	$7.01
Cash and Cash Equivalents	$6.72
Shelter Bonds	$6.26
Energy Bonds	$5.54
Health Care Bonds	$5.34
Retail Bonds	$5.20
Multi-Industry Bonds	$4.56
Financial Services Bonds	$3.01
Common and Preferred Stocks, Right and Warrants	$2.02

THE INVESTMENTS OF HIGH INCOME FUND

September 30, 2003

COMMON AND PREFERRED STOCKS, RIGHT AND WARRANTS	Shares	Value

Beverages - 0.26%

Constellation Brands, Inc.,
5.75% Preferred, Convertible*	80,000	$2,313,600

Broadcasting - 0.17%

Adelphia Communications Corporation,
13.0% Preferred*	17,500	144,375
Citadel Broadcasting Corporation*	70,000	1,383,200

		1,527,575

Communications Equipment - 0.00%

Primus Telecommunications Group,
Incorporated, Warrants*	7,000	7,700

Computers - Main and Mini - 0.58%

Xerox Corporation,
6.25% Preferred, Convertible*	50,000	5,117,000

Health Care - General - 0.56%

ALARIS Medical, Inc.*	300,240	4,983,984

Multiple Industry - 0.45%

Anvil Holdings, Inc.,
13.0% Preferred*	168,014	3,990,336

Security and Commodity Brokers - 0.00%

ONO Finance Plc, Rights (A)*	2,500	25

Utilities - Telephone - 0.00%

GT Group Telecom, Inc., Warrants (A)*	3,950	2,962
IWO Holdings, Inc., Warrants (A)*	6,750	67
Intermedia Communications Inc., 13.5%
Preferred*	1	1
Leap Wireless International, Inc., Warrants (A)*	4,750	48

		3,078

TOTAL COMMON AND PREFERRED STOCKS,    RIGHT AND WARRANTS - 2.02%

		$17,943,298

(Cost: $19,065,971)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Aircraft - 0.41%

Orbital Sciences Corporation,
9.0%, 7-15-11	3,500	3,622,500

Apparel - 0.19%

Perry Ellis International, Inc.,
8.875%, 9-15-13 (A)	1,650	1,683,000

Beverages - 0.21%

Constellation Brands, Inc.,
8.125%, 1-15-12	1,750	1,890,000

Broadcasting - 5.26%

Adelphia Communications Corporation,
10.875%, 10-1-10 (B)	5,000	3,500,000
Comcast Corporation,
5.5%, 3-15-11	2,000	2,103,386
Entercom Radio, LLC and Entercom Capital, Inc.,
7.625%, 3-1-14	3,000	3,157,500
Entravision Communications Corporation,
8.125%, 3-15-09	1,900	1,990,250
Gray Communications Systems, Inc.,
9.25%, 12-15-11	9,125	10,060,313
PanAmSat Corporation,
6.125%, 1-15-05	4,500	4,578,750
Sinclair Broadcast Group, Inc.:
8.75%, 12-15-11	5,625	6,117,188
8.0%, 3-15-12	5,000	5,275,000
Spanish Broadcasting System, Inc.,
9.625%, 11-1-09	1,000	1,057,500
Susquehanna Media Co.,
8.5%, 5-15-09	2,500	2,625,000
Young Broadcasting Inc.:
8.5%, 12-15-08	2,000	2,130,000
10.0%, 3-1-11	3,977	4,215,620

		46,810,507

Business Equipment and Services - 9.59%

Alderwoods Group, Inc.,
12.25%, 1-2-09	4,875	5,399,063
Allbritton Communications Company,
7.75%, 12-15-12	4,900	4,998,000
Allied Waste North America, Inc.:
8.5%, 12-1-08	4,500	4,860,000
10.0%, 8-1-09	11,800	12,788,250
9.25%, 9-1-12	4,000	4,420,000
7.875%, 4-15-13	1,700	1,780,750
Armor Holdings, Inc.,
8.25%, 8-15-13 (A)	3,500	3,701,250
IESI Corporation,
10.25%, 6-15-12	4,250	4,611,250
Iron Mountain Incorporated:
8.625%, 4-1-13	2,700	2,875,500
7.75%, 1-15-15	7,000	7,227,500
6.625%, 1-1-16	1,725	1,634,438
Lamar Advertising Company,
8.625%, 9-15-07	1,375	1,419,688
Nextel Partners, Inc.,
8.125%, 7-1-11 (A)	5,100	4,972,500
Owens & Minor, Inc.,
8.5%, 7-15-11	4,750	5,213,125
Pierce Leahy Command Company,
8.125%, 5-15-08	2,613	2,710,988
Synagro Technologies, Inc.,
9.5%, 4-1-09	4,700	5,146,500
UCAR Finance Inc.,
10.25%, 2-15-12	3,780	4,129,650
Vertis, Inc.:
9.75%, 4-1-09 (A)	825	868,312
10.875%, 6-15-09	6,350	6,524,625

		85,281,389

Capital Equipment - 2.26%

CSK Auto, Inc.,
12.0%, 6-15-06	7,625	8,520,937
Esterline Technologies Corporation,
7.75%, 6-15-13 (A)	4,750	5,035,000
TRW Automotive Acquisition Corp.:
9.375%, 2-15-13 (A)	4,000	4,500,000
11.0%, 2-15-13 (A)	800	932,000
Toll Corp.,
8.25%, 12-1-11	1,000	1,090,000

		20,077,937

Chemicals - Specialty - 2.18%

Buckeye Cellulose Corporation:
8.5%, 12-15-05	5,700	5,780,370
9.25%, 9-15-08	1,900	1,909,500
Buckeye Technologies Inc.,
8.5%, 10-1-13 (A)	3,750	3,862,500
Ethyl Corporation,
8.875%, 5-1-10	1,650	1,691,250
Salt Holdings Corporation:
0.0%, 12-15-12 (A)(C)	3,000	2,100,000
0.0%, 6-1-13 (A)(C)	6,750	4,050,000

		19,393,620

Coal - 0.36%

Southern Star Central Corp.,
8.5%, 8-1-10 (A)	3,000	3,180,000

Communications Equipment - 1.72%

EchoStar DBS Corporation:
9.375%, 2-1-09	8,250	8,796,562
6.375%, 10-1-11 (A)	2,150	2,150,000
Primus Telecommunications Group, Incorporated,
11.25%, 1-15-09	4,250	4,398,750

		15,345,312

Computers - Peripherals - 0.22%

Titan Corporation (The),
8.0%, 5-15-11 (A)	1,650	1,930,500

Construction Materials - 2.70%

American Standard Inc.,
7.375%, 4-15-05	3,000	3,172,500
Brand Services, Inc.,
12.0%, 10-15-12	4,250	4,696,250
Interface, Inc.:
9.5%, 11-15-05	650	594,750
10.375%, 2-1-10	5,180	5,192,950
Jacuzzi Brands, Inc.,
9.625%, 7-1-10 (A)	10,000	10,375,000

		24,031,450

Containers - 3.48%

Alltrista Corporation,
9.75%, 5-1-12	8,500	9,148,125
Crown European Holdings SA:
9.5%, 3-1-11 (A)	7,500	8,062,500
10.875%, 3-1-13 (A)	2,700	2,976,750
Jarden Corporation,
9.75%, 5-1-12	1,200	1,291,500
MDP Acquisitions plc,
9.625%, 10-1-12	6,800	7,446,000
Owens-Illinois, Inc.,
7.15%, 5-15-05	2,000	2,045,000

		30,969,875

Cosmetics and Toiletries - 1.36%

Armkel, LLC and Armkel Finance, Inc.,
9.5%, 8-15-09	3,300	3,638,250
Chattem, Inc.,
8.875%, 4-1-08	8,500	8,500,000

		12,138,250

Electrical Equipment - 1.51%

Nortek, Inc.:
9.25%, 3-15-07	3,750	3,862,500
9.125%, 9-1-07	1,000	1,030,000
Northwest Pipeline Corporation,
8.125%, 3-1-10	5,300	5,750,500
Rexnord Corporation,
10.125%, 12-15-12	2,500	2,775,000

		13,418,000

Electronic Components - 0.23%

Thomas & Betts Corporation,
7.25%, 6-1-13	2,000	2,040,000

Farm Machinery - 0.68%

Case New Holland Inc.,
9.25%, 8-1-11 (A)	5,600	6,020,000

Finance Companies - 3.01%

American Seafoods Group LLC and American Seafoods, Inc.,
10.125%, 4-15-10	7,965	9,319,050
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.,
8.375%, 3-15-13 (A)	3,300	3,720,750
El Paso Production Holding Company,
7.75%, 6-1-13 (A)	4,000	3,800,000
HMH Properties, Inc.:
7.875%, 8-1-05	2,574	2,638,350
7.875%, 8-1-08	1,500	1,541,250
MSW Energy Holdings LLC and MSW Energy Finance Co., Inc.,
8.5%, 9-1-10 (A)	1,600	1,672,000
NBC Acquisition Corp.,
10.75%, 2-15-09	4,030	4,120,675

		26,812,075

Food and Related - 0.60%

Cube Acquisition Corp.,
8.875%, 8-1-11 (A)	1,650	1,726,312
Merisant Company,
9.5%, 7-15-13 (A)	2,400	2,568,000
Pilgrim's Pride Corporation,
9.625%, 9-15-11	1,000	1,080,000

		5,374,312

Forest and Paper Products - 2.09%

Georgia-Pacific Corporation:
7.375%, 7-15-08 (A)	4,700	4,846,875
8.875%, 2-1-10	6,800	7,446,000
9.5%, 12-1-11	1,100	1,218,250
Jefferson Smurfit Corporation,
8.25%, 10-1-12	4,850	5,068,250

		18,579,375

Furniture and Furnishings - 0.69%

Associated Materials Incorporated,
9.75%, 4-15-12	5,820	6,154,650

Health Care - General - 0.94%

Fresenius Medical Care Capital Trust IV,
7.875%, 6-15-11	8,000	8,360,000

Homebuilders, Mobile Homes - 1.97%

Lennar Corporation,
9.95%, 5-1-10	5,000	5,781,250
Toll Corp.,
8.25%, 2-1-11	5,000	5,450,000
WCI Communities, Inc.:
10.625%, 2-15-11	2,000	2,190,000
9.125%, 5-1-12	1,500	1,605,000
7.875%, 10-1-13 (A)	2,500	2,506,250

		17,532,500

Hospital Supply and Management - 4.40%

Columbia/HCA Healthcare Corporation:
7.0%, 7-1-07	3,500	3,812,424
7.25%, 5-20-08	1,750	1,915,363
HCA Inc.,
6.3%, 10-1-12	5,750	5,860,538
Insight Health Services Corp.,
9.875%, 11-1-11	7,750	8,195,625
Psychiatric Solutions, Inc.,
10.625%, 6-15-13 (A)	4,150	4,533,875
Select Medical Corporation,
7.5%, 8-1-13 (A)	3,300	3,407,250
Triad Hospitals, Inc.,
8.75%, 5-1-09	5,650	6,144,375
United Surgical Partners Holdings, Inc.,
10.0%, 12-15-11	4,875	5,313,750

		39,183,200

Hotels and Gaming - 6.15%

Hilton Hotels Corporation,
7.625%, 12-1-12	2,700	2,949,750
ITT Corporation,
6.75%, 11-15-03	5,000	5,018,750
John Q Hammons Hotels, L.P. and John Q Hammons Hotels Finance Corporation III,
8.875%, 5-15-12	4,450	4,817,125
MGM Grand, Inc.,
9.75%, 6-1-07	5,750	6,504,687
MGM MIRAGE,
8.5%, 9-15-10	4,750	5,343,750
Mandalay Resort Group,
9.375%, 2-15-10	6,500	7,458,750
Mohegan Tribal Gaming Authority,
8.0%, 4-1-12	4,250	4,590,000
Station Casinos, Inc.,
8.875%, 12-1-08	2,650	2,769,250
Sun International Hotels Limited and Sun International North America, Inc.,
8.875%, 8-15-11	4,000	4,335,000
Turning Stone Casino Resort Enterprise,
9.125%, 12-15-10 (A)	900	966,375
Venetian Casino Resort, LLC and
Las Vegas Sands, Inc.,
11.0%, 6-15-10	8,750	9,975,000

		54,728,437

Household - General Products - 3.16%

B & G Foods, Inc.,
9.625%, 8-1-07	4,500	4,612,500
Del Monte Corporation,
8.625%, 12-15-12 (A)	2,500	2,731,250
Fort James Corporation,
6.625%, 9-15-04	4,550	4,663,750
Rayovac Corporation,
8.5%, 10-1-13 (A)	2,000	2,060,000
Sealy Mattress Company,
10.875%, 12-15-07	11,150	11,400,875
Simmons Company,
10.25%, 3-15-09	1,750	1,859,375
Susquehanna Media Co.,
7.375%, 4-15-13	750	776,250

		28,104,000

Leisure Time Industry - 1.47%

Hollywood Park, Inc.,
9.25%, 2-15-07	7,000	7,148,750
Royal Caribbean Cruises Ltd.:
8.0%, 5-15-10	1,250	1,318,750
8.75%, 2-2-11	2,000	2,180,000
Worldspan, L.P. and WS Financing Corp.,
9.625%, 6-15-11 (A)	2,350	2,461,625

		13,109,125

Metal Fabrication - 0.38%

Wolverine Tube, Inc.,
10.5%, 4-1-09	3,400	3,417,000

Motion Pictures - 2.82%

AMC Entertainment Inc.:
9.5%, 3-15-09	4,400	4,559,500
9.5%, 2-1-11	3,430	3,601,500
Cinemark USA, Inc.:
8.5%, 8-1-08	9,265	9,612,437
9.0%, 2-1-13	5,000	5,337,500
Regal Cinemas Corporation,
9.375%, 2-1-12	1,750	1,968,750

		25,079,687

Motor Vehicle Parts - 0.79%

Collins & Aikman Floorcoverings, Inc.,
9.75%, 2-15-10	2,400	2,532,000
Tenneco Automotive Inc.,
10.25%, 7-15-13 (A)	4,150	4,502,750

		7,034,750

Motor Vehicles - 0.85%

Sonic Automotive, Inc.,
8.625%, 8-15-13 (A)	7,000	7,560,000

Multiple Industry - 4.56%

Doane Pet Care Company,
10.75%, 3-1-10	4,850	5,335,000
Fisher Scientific International Inc.,
8.125%, 5-1-12	2,100	2,231,250
Muzak LLC and Muzak Finance Corp.,
10.0%, 2-15-09	3,750	3,918,750
Owens-Brockway Glass Container Inc.,
8.75%, 11-15-12	9,750	10,456,875
Phoenix Color Corp.,
10.375%, 2-1-09	4,750	4,381,875
Tyco International Group S.A.:
6.375%, 10-15-11	3,000	3,093,750
3.125%, 1-15-23 (A)	2,750	3,086,875
Vivendi Universal S.A.,
9.25%, 4-15-10 (A)	2,875	3,302,656
WESCO Distribution, Inc.,
9.125%, 6-1-08	4,750	4,726,250

		40,533,281

Petroleum - Domestic - 2.49%

Chesapeake Energy Corporation:
7.875%, 3-15-04	2,000	2,082,500
8.125%, 4-1-11	6,800	7,378,000
9.0%, 8-15-12	1,000	1,125,000
Encore Acquisition Company,
8.375%, 6-15-12	1,900	1,995,000
Forest Oil Corporation,
8.0%, 6-15-08	5,500	5,843,750
Westport Resources Corporation,
8.25%, 11-1-11	3,400	3,714,500

		22,138,750

Petroleum - Services - 2.69%

Offshore Logistics, Inc.,
6.125%, 6-15-13	1,600	1,528,000
Pemex Project Funding Master Trust,
7.375%, 12-15-14	12,200	13,115,000
R&B Falcon Corporation,
9.5%, 12-15-08	3,750	4,737,596
SESI, L.L.C.,
8.875%, 5-15-11	4,250	4,505,000

		23,885,596

Publishing - 2.88%

Dex Media East LLC and Dex Media East Finance Co.:
9.875%, 11-15-09	3,725	4,218,562
12.125%, 11-15-12	5,575	6,731,813
Dex Media West LLC and Dex Media West Finance Co.:
8.5%, 8-15-10 (A)	1,600	1,740,000
9.875%, 8-15-13 (A)	3,250	3,672,500
TransWestern Publishing Company LLC,
9.625%, 11-15-07	9,000	9,292,500

		25,655,375

Railroad - 0.61%

Kansas City Southern Railway Company (The),
7.5%, 6-15-09	5,250	5,446,875

Real Estate Investment Trusts - 1.51%

La Quinta Properties, Inc.,
8.875%, 3-15-11 (A)	4,000	4,335,000
Meritage Corporation,
9.75%, 6-1-11	8,300	9,088,500

		13,423,500

Restaurants - 0.52%

Host Marriott, L.P.,
9.25%, 10-1-07	4,250	4,637,813

Retail - General Merchandise - 2.85%

AutoNation, Inc.,
9.0%, 8-1-08	4,750	5,320,000
Domino's, Inc.,
8.25%, 7-1-11 (A)	3,300	3,485,625
Roundy's, Inc.,
8.875%, 6-15-12	10,585	11,061,325
United Auto Group, Inc.,
9.625%, 3-15-12	5,000	5,462,500

		25,329,450

Retail - Specialty Stores - 1.83%

Cole National Group, Inc.,
8.875%, 5-15-12	7,400	7,252,000
Group 1 Automotive, Inc.,
8.25%, 8-15-13 (A)	2,375	2,559,062
Jo-Ann Stores, Inc.,
10.375%, 5-1-07	1,953	2,050,650
Michaels Stores, Inc.,
9.25%, 7-1-09	4,000	4,380,000

		16,241,712

Timesharing and Software - 1.00%

Cooperative Computing, Inc.,
10.5%, 6-15-11 (A)	3,000	3,240,000
NDCHealth Corporation,
10.5%, 12-1-12	5,250	5,696,250

		8,936,250

Utilities - Electric - 0.34%

AES Corporation (The),
8.75%, 5-15-13 (A)	2,850	2,992,500

Utilities - Gas and Pipeline - 3.55%

ANR Pipeline Company,
8.875%, 3-15-10	2,400	2,568,000
AmeriGas Partners, L.P. and AP Eagle Finance Corp.,
8.875%, 5-20-11	4,700	5,040,750
GulfTerra Energy Partners, L.P.,
8.5%, 6-1-10	5,750	6,195,625
Williams Companies, Inc. (The):
9.25%, 3-15-04	4,000	4,080,000
8.625%, 6-1-10	2,500	2,656,250
8.125%, 3-15-12	2,650	2,756,000
7.75%, 6-15-31	2,550	2,307,750
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp.,
12.0%, 11-1-10	5,250	5,985,000

		31,589,375

Utilities - Telephone - 4.75%

Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation,
10.0%, 4-1-09	1,900	1,501,000
Colt Telecom Group plc,
12%, 12-15-06	4,500	4,511,250
Dobson Communications Corporation,
8.875%, 10-1-13 (A)	3,250	3,286,562
Level 3 Communications, Inc.,
0.0%, 12-1-08 (C)	7,000	5,880,000
Level 3 Financing, Inc.,
10.75%, 10-15-11 (A)	5,700	5,671,500
Nextel Communications, Inc.:
9.95%, 2-15-08	13,100	13,771,375
7.375%, 8-1-15	5,650	5,706,500
Triton PCS, Inc.,
9.375%, 2-1-11	1,875	1,907,813

		42,236,000

TOTAL CORPORATE DEBT SECURITIES - 91.26%

		$811,907,928

(Cost: $758,898,117)

TOTAL SHORT-TERM SECURITIES - 4.20%

		$37,405,439

(Cost: $37,405,439)

TOTAL INVESTMENT SECURITIES - 97.48%

		$867,256,665

(Cost: $815,369,527)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 2.52%

		22,383,132

NET ASSETS - 100.00%

		$889,639,797

Notes to Schedule of Investments

*No income dividends were paid during the preceding 12 months.
(A)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2003, the total value of these securities amounted to $152,838,006 or 17.18% of net assets.

(B)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.
(C)	The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

HIGH INCOME FUND

September 30, 2003

(In Thousands, Except for Per Share Amounts)

ASSETS

Investment securities - at value (cost - $815,370)
(Notes 1 and 3)	$867,257
Cash	2
Receivables:
Dividends and interest	17,758
Investment securities sold	15,671
Fund shares sold	1,359
Prepaid insurance premium	55

Total assets	902,102

LIABILITIES

Payable for investment securities purchased	9,375
Payable to Fund shareholders	2,621
Accrued shareholder servicing (Note 2)	215
Accrued service fee (Note 2)	162
Accrued accounting and administrative services fees (Note 2)	19
Accrued management fee (Note 2)	15
Accrued distribution fee (Note 2)	11
Other	44

Total liabilities	12,462

Total net assets	$889,640

NET ASSETS

$1.00 par value capital stock:
Capital stock	$120,311
Additional paid-in capital	975,998
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1,490
Accumulated undistributed net realized
loss on investment transactions	(260,046)
Net unrealized appreciation in value of investments	51,887

Net assets applicable to outstanding units of capital	$889,640

Net asset value per share (net assets divided by shares outstanding):
Class A	$7.39
Class B	$7.39
Class C	$7.39
Class Y	$7.40
Capital shares oustanding:
Class A	112,642
Class B	4,072
Class C	1,416
Class Y	2,181
Capital shares authorized	500,000

STATEMENT OF OPERATIONS

HIGH INCOME FUND

For the Fiscal Year Ended September 30, 2003

(In Thousands)

INVESTMENT INCOME

Income (Note 1B):
Interest and amortization	$70,721
Dividends	283

Total income	71,004

Expenses (Note 2):
Investment management fee	5,159
Service fee:
Class A	1,884
Class B	61
Class C	23
Shareholder servicing:
Class A	1,750
Class B	118
Class C	42
Class Y	28
Distribution fee:
Class A	84
Class B	184
Class C	70
Accounting and administrative services fees	131
Custodian fees	64
Audit fees	22
Legal fees	17
Other	264

Total expenses	9,901

Net investment income	61,103

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)

Realized net loss on investments	(8,072)
Unrealized appreciation in value of investments during the period	73,299

Net gain on investments	65,227

Net increase in net assets resulting from operations	$126,330

STATEMENT OF CHANGES IN NET ASSETS

HIGH INCOME FUND

(In Thousands)

	For the fiscal year ended September 30,

	2003	2002

INCREASE IN NET ASSETS
Operations:
Net investment income	$61,103	$58,863
Realized net loss on investments	(8,072)	(73,778)
Unrealized appreciation	73,299	27,748

Net increase in net assets resulting from operations	126,330	12,833

Dividends to shareholders from net investment income (Note 1D):(1)
Class A	(56,309)	(57,306)
Class B	(1,506)	(1,102)
Class C	(577)	(419)
Class Y	(1,409)	(589)

	(59,801)	(59,416)

Capital share transactions
(Note 5)	59,250	75,586

Total increase	125,779	29,003
NET ASSETS
Beginning of period	763,861	734,858
End of period	$889,640	$763,861
Undistributed net investment income	$1,490	$188

(1)See "Financial Highlights" on pages 25 - 28.

FINANCIAL HIGHLIGHTS

HIGH INCOME FUND

Class A Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the fiscal period ended		For the fiscal year ended March 31,
	2003	2002	2001	9-30-00		2000	1999

Net asset value, beginning of period	$6.84	$7.26	$8.10	$8.54		$9.39	$10.04

Income (loss) from investment operations:
Net investment income	0.52	0.56	0.66	0.37		0.78	0.81
Net realized and unrealized gain (loss) on investments	0.54	(0.42)	(0.84)	(0.44)		(0.84)	(0.66)

Total from investment operations	1.06	0.14	(0.18)	(0.07)		(0.06)	0.15

Less dividends from net investment income	(0.51)	(0.56)	(0.66)	(0.37)		(0.79)	(0.80)

Net asset value, end of period	$7.39	$6.84	$7.26	$8.10		$8.54	$9.39

Total return(1)	16.10%	1.91%	-2.51%	-0.81%		-0.65%	1.70%
Net assets, end of period (in millions)	$833	$728	$715	$750		$826	$1,009
Ratio of expenses to average net assets	1.15%	1.13%	1.08%	1.06	%(2)	1.04%	0.94%
Ratio of net investment income to average net assets	7.31%	7.61%	8.56%	8.94	%(2)	8.65%	8.44%
Portfolio turnover rate	63.02%	57.36%	73.92%	24.20%		41.55%	53.19%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase. (2)Annualized.

FINANCIAL HIGHLIGHTS

HIGH INCOME FUND

Class B Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the fiscal period ended	For the period from 10-4-99(1) through
	2003	2002	2001	9-30-00	3-31-00

Net asset value, beginning of period	$6.83	$7.25	$8.10	$8.54		$8.84

Income (loss) from investment operations:
Net investment income	0.45	0.49	0.59	0.33		0.36
Net realized and unrealized gain (loss) on investments	0.55	(0.42)	(0.85)	(0.44)		(0.30)

Total from investment operations	1.00	0.07	(0.26)	(0.11)		0.06

Less dividends from net investment income	(0.44)	(0.49)	(0.59)	(0.33)		(0.36)

Net asset value, end of period	$7.39	$6.83	$7.25	$8.10		$8.54

Total return	15.10%	0.79%	-3.41%	-1.28%		0.61%
Net assets, end of period (in millions)	$30	$21	$12	$5		$3
Ratio of expenses to average net assets	2.16%	2.11%	1.99%	1.99	%(2)	1.96	%(2)
Ratio of net investment income to average net assets	6.29%	6.60%	7.61%	8.02	%(2)	7.79	%(2)
Portfolio turnover rate	63.02%	57.36%	73.92%	24.20%		41.55	%(2)

(1)Commencement of operations of the class. (2)Annualized.

FINANCIAL HIGHLIGHTS

HIGH INCOME FUND

Class C Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the fiscal period ended	For the period from 10-4-99(1) through
	2003	2002	2001	9-30-00	3-31-00

Net asset value, beginning of period	$6.83	$7.25	$8.11	$8.54		$8.84

Income (loss) from investment operations:
Net investment income	0.45	0.49	0.60	0.33		0.36
Net realized and unrealized gain (loss) on investments	0.55	(0.42)	(0.87)	(0.43)		(0.30)

Total from investment operations	1.00	0.07	(0.27)	(0.10)		0.06

Less dividends from net investment income	(0.44)	(0.49)	(0.59)	(0.33)		(0.36)

Net asset value, end of period	$7.39	$6.83	$7.25	$8.11		$8.54

Total return	15.13%	0.76%	-3.42%	-1.28%		0.65%
Net assets, end of period (000 omitted)	$10,464	$8,692	$4,513	$856		$404
Ratio of expenses to average net assets	2.13%	2.12%	1.97%	2.07	%(2)	1.91	%(2)
Ratio of net investment income to average net assets	6.33%	6.59%	7.60%	7.94	%(2)	7.88	%(2)
Portfolio turnover rate	63.02%	57.36%	73.92%	24.20%		41.55	%(2)

(1)Commencement of operations of the class. (2)Annualized.

FINANCIAL HIGHLIGHTS

HIGH INCOME FUND

Class Y Shares

For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the fiscal period ended		For the fiscal year ended March 31,
	2003	2002	2001	9-30-00		2000	1999

Net asset value, beginning of period	$6.84	$7.25	$8.10	$8.54		$9.39	$10.04

Income (loss) from investment operations:
Net investment income	0.52	0.58	0.69	0.39		0.81	0.83
Net realized and unrealized gain (loss) on investments	0.57	(0.41)	(0.85)	(0.44)		(0.84)	(0.66)

Total from investment operations	1.09	0.17	(0.16)	(0.05)		(0.03)	0.17

Less dividends from net investment income	(0.53)	(0.58)	(0.69)	(0.39)		(0.82)	(0.82)

Net asset value, end of period	$7.40	$6.84	$7.25	$8.10		$8.54	$9.39

Total return	16.65%	2.20%	-2.22%	-0.69%		-0.39%	1.90%
Net assets, end of period (in millions)	$16	$6	$3	$2		$2	$2
Ratio of expenses to average net assets	0.82%	0.82%	0.81%	0.80	%(1)	0.79%	0.74%
Ratio of net investment income to average net assets	7.58%	7.91%	8.82%	9.21	%(1)	8.91%	8.62%
Portfolio turnover rate	63.02%	57.36%	73.92%	24.20%		41.55%	53.19%

(1)Annualized.

NOTES TO FINANCIAL STATEMENTS

September 30, 2003

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, by investing primarily in a diversified portfolio of high-yield, high-risk fixed income securities, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Security Transactions.
C. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
D. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 2003, $20,841,730 was reclassified between additional paid-in capital and accumulated undistributed net realized gain (loss) on investment transactions. Net investment income, accumulated undistributed net income and net assets were not affected by this change.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. The Fund also reimbursed WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001 terrorist activities. The amount reimbursed represents the Fund's share of incremental security-related costs including the cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation, certain security-related personnel and facilities costs. At September 30, 2003, additional security costs amounted to $37,932, which are included in other expenses.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. Prior to July 1, 2003, for these services, the Fund paid WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,000
From	$25 to	$50	$22,000
From	$50 to	$100	$33,000
From	$100 to	$200	$44,000
From	$200 to	$350	$55,000
From	$350 to	$550	$66,000
From	$550 to	$750	$77,000
From	$750 to	$1,000	$93,500
	$1,000 and Over		$110,000

After July 1, 2003, for these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,322,226. During the period ended September 30, 2003, W&R received $58,136 and $3,199 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,574,357 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $48,197, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Security Transactions

Purchases of investment securities, other than United States Government securities and short-term securities, aggregated $582,489,582, while proceeds from maturities and sales aggregated $464,330,794. Purchases of short-term securities aggregated $7,709,016,642.  Proceeds from maturities and sales of short-term securities and United States Government securities aggregated $7,762,005,087 and $19,910,610, respectively.

For Federal income tax purposes, cost of investments owned at September 30, 2003 was $815,394,705, resulting in net unrealized appreciation of $51,861,960, of which $56,753,031 related to appreciated securities and $4,891,071 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2003 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$61,113,116
Distributed ordinary income	59,800,848
Undistributed ordinary income	1,818,111

Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-

Capital loss carryover	74,473,774

Post-October losses deferred	-

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2004	$7,420,773
September 30, 2007	40,878,811
September 30, 2008	69,897,740
September 30, 2009	19,270,602
September 30, 2010	48,079,168
September 30, 2011	74,473,774
Total carryover	$260,020,868

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended September 30,
	2003	2002

Shares issued from sale of shares:
Class A	34,964	40,622
Class B	1,879	2,060
Class C	932	1,123
Class Y	6,655	4,845
Shares issued from reinvestment of dividends:
Class A	7,117	6,930
Class B	202	141
Class C	78	55
Class Y	194	81
Shares redeemed:
Class A	(35,961)	(39,599)
Class B	(1,096)	(831)
Class C	(866)	(528)
Class Y	(5,506)	(4,457)
Increase in outstanding capital shares	8,592	10,442
Value issued from sale of shares:
Class A	$247,437	$292,741
Class B	13,420	14,937
Class C	6,639	8,157
Class Y	47,013	35,419
Value issued from reinvestment of dividends:
Class A	50,229	50,296
Class B	1,426	1,021
Class C	550	397
Class Y	1,380	588
Value redeemed:
Class A	(255,356)	(285,595)
Class B	(7,761)	(6,006)
Class C	(6,128)	(3,843)
Class Y	(39,599)	(32,526)
Increase in outstanding capital	$59,250	$75,586

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors High Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors High Income Fund, Inc. (the "Fund") as of September 30, 2003, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors High Income Fund, Inc. as of September 30, 2003, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 7, 2003

INCOME TAX INFORMATION

The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which the dividends were received or reinvested.

		Per-Share Amounts Reportable As:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class A

10-09-02	$0.0410	$ -	$0.0410	$ -	$0.0003	$0.0407	$ -
11-13-02	0.0410	-	0.0410	-	0.0003	0.0407	-
12-11-02	0.0430	-	0.0430	-	0.0003	0.0427	-
1-08-03	0.0440	0.0002	0.0438	-	0.0002	0.0438	-
2-12-03	0.0440	0.0002	0.0438	-	0.0002	0.0438	-
3-12-03	0.0420	0.0002	0.0418	-	0.0002	0.0418	-
4-09-03	0.0420	0.0002	0.0418	-	0.0002	0.0418	-
5-14-03	0.0420	0.0002	0.0418	-	0.0002	0.0418	-
6-10-03	0.0420	0.0002	0.0418	-	0.0002	0.0418	-
7-09-03	0.0420	0.0002	0.0418	-	0.0002	0.0418	-
8-13-03	0.0430	0.0002	0.0428	-	0.0002	0.0428	-
9-10-03	0.0430	0.0002	0.0428	-	0.0002	0.0428	-
Total	$0.5090	$0.0018	$0.5072	$ -	$0.0027	$0.5063	$ -

Class B

10-09-02	$0.0350	$ -	$0.0350	$ -	$0.0003	$0.0347	$ -
11-13-02	0.0350	-	0.0350	-	0.0002	0.0348	-
12-11-02	0.0380	-	0.0380	-	0.0002	0.0378	-
1-08-03	0.0380	0.0001	0.0379	-	0.0002	0.0378	-
2-12-03	0.0380	0.0001	0.0379	-	0.0002	0.0378	-
3-12-03	0.0360	0.0001	0.0359	-	0.0001	0.0359	-
4-09-03	0.0360	0.0001	0.0359	-	0.0001	0.0359	-
5-14-03	0.0350	0.0001	0.0349	-	0.0001	0.0349	-
6-10-03	0.0360	0.0001	0.0359	-	0.0001	0.0359	-
7-09-03	0.0360	0.0001	0.0359	-	0.0001	0.0359	-
8-13-03	0.0360	0.0001	0.0359	-	0.0001	0.0359	-
9-10-03	0.0380	0.0001	0.0379	-	0.0002	0.0378	-
Total	$0.4370	$0.0009	$0.4361	$ -	$0.0019	$0.4351	$ -

INCOME TAX INFORMATION (Continued)

September 30, 2003

		Per-Share Amounts Reportable As:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class C

10-09-02	$0.0350	$ -	$0.0350	$ -	$0.0003	$0.0347	$ -
11-13-02	0.0350	-	0.0350	-	0.0002	0.0348	-
12-11-02	0.0380	-	0.0380	-	0.0002	0.0378	-
1-08-03	0.0390	0.0001	0.0389	-	0.0002	0.0388	-
2-12-03	0.0370	0.0001	0.0369	-	0.0002	0.0368	-
3-12-03	0.0370	0.0001	0.0369	-	0.0002	0.0368	-
4-09-03	0.0360	0.0001	0.0359	-	0.0001	0.0359	-
5-14-03	0.0350	0.0001	0.0349	-	0.0001	0.0349	-
6-10-03	0.0370	0.0001	0.0369	-	0.0002	0.0368	-
7-09-03	0.0360	0.0001	0.0359	-	0.0001	0.0359	-
8-13-03	0.0360	0.0001	0.0359	-	0.0001	0.0359	-
9-10-03	0.0380	0.0001	0.0379	-	0.0002	0.0378	-
Total	$0.4390	$0.0009	$0.4381	$ -	$0.0021	$0.4369	$ -

Class Y

10-09-02	$0.0430	$ -	$0.0430	$ -	$0.0003	$0.0427	$ -
11-13-02	0.0430	-	0.0430	-	0.0003	0.0427	-
12-11-02	0.0450	-	0.0450	-	0.0003	0.0447	-
1-08-03	0.0460	0.0002	0.0458	-	0.0002	0.0458	-
2-12-03	0.0460	0.0002	0.0458	-	0.0002	0.0458	-
3-12-03	0.0440	0.0002	0.0438	-	0.0002	0.0438	-
4-09-03	0.0440	0.0002	0.0438	-	0.0002	0.0438	-
5-14-03	0.0440	0.0002	0.0438	-	0.0002	0.0438	-
6-10-03	0.0440	0.0002	0.0438	-	0.0002	0.0438	-
7-09-03	0.0440	0.0002	0.0438	-	0.0002	0.0438	-
8-13-03	0.0450	0.0002	0.0448	-	0.0002	0.0448	-
9-10-03	0.0450	0.0002	0.0448	-	0.0002	0.0448	-
Total	$0.5330	$0.0018	$0.5312	$ -	$0.0027	$0.5303	$ -

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors High Income Fund, Inc.

The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex and the Ivy Family of Funds. The Advisors Fund Complex is comprised of each of the funds in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. The Ivy Family of Funds is comprised of each of the funds in the Ivy Funds, Inc. and the Ivy Funds, a Massachusetts business trust.

Each of the individuals listed below serves as a director for each of the portfolios within the Advisors Fund Complex, with the exception of Robert L. Hechler, who is not a Director for each of the funds in the W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the funds in the Ivy Family of Funds.

Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly owned subsidiaries, including W&R, WRIMCO and WRSCO.

Disinterested Directors

James M. Concannon (56)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (64)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Kansas City Municipal Assistance Corp., a bonding authority; Director, Salvation Army

David P. Gardner (70)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1998
Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp. and The Salzburg Seminar

Linda K. Graves (50)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1995
Principal Occupation During Past 5 Years: Shareholder/Attorney, Levy & Craig, P.C. (on leave of absence, 1994 to present); First Lady of Kansas (1995 to 2003);
Other Directorships held by Director: None

Joseph Harroz, Jr. (36)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 68
Director since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: None

John F. Hayes (83)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (79)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1971
Principal Occupations During Past 5 Years: formerly, Chief Executive Officer and Director, John Alden Financial Corp. (1987 to 1998)
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (66)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 68
Director since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
Other Directorships held by Director: None

Frederick Vogel III (68)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (66)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to 2003); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director: None

Henry J. Herrmann (60)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President
Number of portfolios overseen by Director: 68
Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chief Executive Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Fund (2002 to present); Treasurer of WDR (1998 to 1999)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Chairman of the Board and Director, Ivy Services, Inc. (ISI) an affiliate of WDR; Director of W&R; Director of WRIMCO

Frank J. Ross, Jr. (50)
Polsinelli, Shalton & Welte, 700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund: Director
Number of portfolios overseen by Director: 40
Director since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (58)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Number of portfolios overseen by Director: 68
Director since: 1993; Chairman of the Board of Directors since: 1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998);
Other Directorships held by Director: None

Officers

Theodore W. Howard (61)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Officer since: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Fund (2002 to present); Treasurer of Ivy Fund (since 2003); Assistant Treasurer of Ivy Fund (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (35)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel
Officer since: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Fund (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held: None

Daniel C. Schulte (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel
Officer since: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President and General Counsel of WDR (2000 to present); Assistant Secretary of WDR (2003 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President of ISI (2002 to present); Senior Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Fund (2002 to present); Secretary of WDR (2000 to 2003); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, Ivy Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-  4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund, Inc.

FOR MORE INFORMATION:

Contact your financial advisor, or your
local office as listed on your
Account Statement, or contact:
WADDELL & REED
CLIENT SERVICES
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, KS 66201-9217
(888) WADDELL
(888) 923-3355
Our INTERNET address is:
http://www.waddell.com

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.

ITEM 2. CODE OF ETHICS.

As of September 30, 2003, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report, the Registrant's Principal Executive Officer and Principal Financial Officer have concluded that such controls and procedures are effective.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred over the Registrant's last fiscal half-year that has affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Attached hereto as Exhibit 99.CODE.

(b)(1) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002.

Attached hereto as Exhibit 99.CERT.

(b)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002.

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors High Income Fund, Inc.
(Registrant)

By: /s/Kristen A. Richards
------------------------------
Kristen A. Richards, Vice President and Secretary

Date: December 5, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Henry J. Herrmann
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Henry J. Herrmann, President and Principal Executive Officer

Date: December 5, 2003

By: /s/Theodore W. Howard
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Theodore W. Howard, Treasurer and Principal Financial Officer

Date: December 5, 2003